Interest Expense (Income) (Tables)	12 Months Ended
Dec. 31, 2013
Schedule of Components of Interest Expense

The components of net interest expense are as follows (in thousands):

	Year Ended December 31,
	2013	2012	2011
Interest expense	$151,986	$173,503	$178,812
Interest income	(5,091)	(11,128)	(12,718)

Interest expense, net	$146,895	$162,375	$166,094